                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by Registrant                         [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only
        (as permitted by Rule 14a-6(e) (2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Sec. 240.14a-12

                                 McMORGAN FUNDS

               (Exact Name of Registrant as Specified in Charter)

                           ONE BUSH STREET, SUITE 800
                             SAN FRANCISCO, CA 94104
                    (Address of Principal Executive Offices)

                                 (800) 831-1994
                         (Registrant's Telephone Number)

Payment of Filing Fee (Check appropriate box):

[X]     No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6 (i) (1) and 0-11 (s) (2).

        (1) Title of each class of securities to which transaction applies:

        (2) Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
            (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4) Proposed maximum aggregate value of transaction:

        (5) Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:

        (2) Form, Schedule or Registration Statement No.:

        (3) Filing Party:

        (4) Date Filed:

                                 McMORGAN FUNDS
                           ONE BUSH STREET, SUITE 800
                             SAN FRANCISCO, CA 94104
                                 (800) 831-1994

           NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF McMORGAN FUNDS
                          TO BE HELD ON AUGUST 24, 2004

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of each series of the McMorgan Funds (each a "Fund" and collectively, the "Funds") will be held at the offices of McMorgan & Company LLC, One Bush Street, Suite 800, San Francisco, California 94104, on August 24, 2004, at 9:00 a.m., Pacific time.

At the Special Meeting you will be asked to consider and approve the following proposals:

1. To elect four Trustees of the Funds.

2. To amend each Fund's fundamental investment restrictions (includes seven (7) Sub-Proposals):

   (a) To amend each Fund's investment restriction concerning lending;

   (b) To amend each Fund's fundamental investment restriction concerning borrowing;

   (c) To amend each Fund's fundamental investment restriction concerning commodities;

   (d) To amend each Fund's fundamental investment restriction concerning senior securities;

   (e) To amend the High Yield Fund's fundamental investment restriction concerning real estate;

   (f) To amend the High Yield Fund's fundamental investment restriction concerning concentration; and

   (g) To amend the High Yield Fund's fundamental investment restriction concerning underwriting.

3. To approve the elimination of certain of the Funds' fundamental investment restrictions.

You may vote at the Special Meeting if you are a record owner of shares of the Funds as of the close of business on June 15, 2004 ("Record Date"). We urge you to spend a few minutes reviewing the proposals in the proxy statement and then encourage you to vote. If you attend the Special Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please vote by using the touch-tone or Internet voting instructions found below or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Funds, we request your cooperation in voting no matter how large or small your holding may be.

If you have any questions regarding the proxy materials, please contact McMorgan Funds by calling toll-free 800-831-1994.

By order of the Board of Trustees

Deane A. Nelson,
Secretary

May 31, 2004

                                                                    May 31, 2004

                      INSTRUCTIONS FOR EXECUTING PROXY CARD


The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

    1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.

    2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

    3. ALL OTHER ACCOUNTS: should show the capacity of the individual signing. This can be shown in the form of the account registration itself or by the individual executing the proxy card.



                 INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
                             OR THROUGH THE INTERNET

    1. Read the proxy statement, and have your proxy card handy.

    2. Call the toll-free number or visit the web site indicated on your proxy card.

    3. Enter the control number found on your proxy card.

    4. Follow the recorded or on-line instructions to cast your vote.

                                 McMORGAN FUNDS
               ONE BUSH STREET, SUITE 800, SAN FRANCISCO, CA 94104

                                 PROXY STATEMENT

                                  INTRODUCTION

 This Proxy Statement is being furnished to advise you of the time, place and purposes of a Special Meeting of the Shareholders (the "Meeting") of each series or fund (each a "Fund" and collectively, the "Funds") of the McMorgan Funds (the "Trust"), a Delaware statutory trust. The purpose of this Proxy Statement is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

Participating in the Meeting will be holders of common shares of beneficial interest, par value $0.01 per share, of each of the Funds, which consist of the following six publicly-offered funds: McMorgan Principal Preservation Fund, McMorgan Intermediate Fixed Income Fund, McMorgan Fixed Income Fund, McMorgan High Yield Fund, McMorgan Balanced Fund and McMorgan Equity Investment Fund. The Meeting is scheduled as a joint meeting of the shareholders of the Funds because the shareholders of each Fund are expected to consider and vote on similar matters.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy beginning on or about June 15, 2004. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, InvestorConnect may be paid on a per-call basis to solicit shareholders by telephone on behalf of the Trust.

If the Trust records votes by telephone or through the Internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by the Funds. The costs are allocated among the Funds based upon the number of shareholder accounts in each Fund.

If the enclosed proxy is executed and returned, or an Internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Trust, by the execution of a later-dated proxy, by the Trust's receipt of a subsequent valid Internet or telephonic vote, or by attending the Meeting and voting in person.

You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then please complete, date and sign your proxy card and mail it in the enclosed postage-paid envelope today. Your proxy is revocable at any time prior to its use.

                              QUESTIONS AND ANSWERS

McMorgan Funds is a Delaware statutory trust consisting of the following six publicly-offered funds: McMorgan Principal Preservation Fund, McMorgan Intermediate Fixed Income Fund, McMorgan Fixed Income Fund, McMorgan High Yield Fund, McMorgan Balanced Fund and McMorgan Equity Investment Fund. The following questions and answers are intended to provide you with an overview of the information provided in this Proxy Statement. Following the questions and answers is a summary of the proposals affecting the Funds to be considered at the Meeting.

WHO IS ELIGIBLE TO VOTE?

Shareholders of record at the close of business on June 15, 2004 are entitled to be present and to vote at the Meeting or any adjournment thereof. Shareholders of record of each Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on each matter presented at the Meeting.

WHAT ISSUES AM I BEING ASKED TO VOTE ON?

You are being asked to vote on the following three (3) Proposals:

        1. To elect four Trustees of the Funds ("PROPOSAL 1");

        2. To amend each Fund's fundamental investment restrictions (includes seven (7) Sub-Proposals) ("PROPOSAL 2"):

              (a) To amend each Fund's investment restriction concerning lending;

              (b) To amend each Fund's fundamental investment restriction concerning borrowing;

              (c) To amend each Fund's fundamental investment restriction concerning commodities;

              (d) To amend each Fund's fundamental investment restriction concerning senior securities;

              (e) To amend the High Yield Fund's fundamental investment
                  restriction concerning real estate;

              (f) To amend the High Yield Fund's fundamental investment
                  restriction concerning concentration;

              (g) To amend the High Yield Fund's fundamental investment
                  restriction concerning underwriting; and

        3. To approve the elimination of certain of the Funds' fundamental investment restrictions ("PROPOSAL 3").


HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

The Board of Trustees of the Funds unanimously recommends that you vote FOR each Proposal.

WHAT IF MY SHARES ARE HELD IN A BROKERAGE ACCOUNT?

If your shares are held in a brokerage account, it is likely that they are held in "street name." The Trust expects that before the Meeting, broker-dealer firms holding shares of the Trust in "street name" will request voting instructions from their customers and beneficial owners. If you want to vote your shares in person at the Meeting, you will need to obtain a "Legal Proxy" from your broker and present it to the Inspector of Election at the Meeting.

Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions. Broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) will not constitute votes "for" or "against" Proposal 1 and are disregarded in determining the "votes cast" at the Meeting regarding Proposal 1. Broker non-votes do not constitute votes "for" and are treated as votes "against" Proposal 2 and Proposal 3.

The Trust's investment adviser, McMorgan & Company LLC (the "Adviser"), has advised the Trust that certain shares are registered to the Adviser or an affiliate. To the extent that the Adviser or an affiliate has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

You may attend the Meeting and vote in person or you may complete, sign and return the enclosed proxy card. Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on any of the Proposals, your proxy will be voted as you indicate, and any Proposal for which no vote is specified will be voted FOR that Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on any of the Proposals, your shares will be voted: FOR the election of all nominees at Trustees (Proposal 1); FOR the amendments to the fundamental investment restrictions (Sub-Proposals 2(a)-2(g)); and FOR the elimination of certain fundamental investment restrictions (Proposal 3).

MAY I REVOKE MY PROXY?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Funds that is received by the Funds at or prior to the Meeting, or by attending the Meeting and voting in person.

                                   PROPOSAL 1:
                                   -----------

                              ELECTION OF TRUSTEES

At the Meeting, four Trustees are to be elected. Each Trustee will serve for an indefinite term until his resignation, death or removal. The nominees selected by the Trustees are named below. See "Introduction" above for information as how you can vote your shares in the election of Trustees.

------------------------------- ------------- -------------- ------------------------- --------------- ---------------
                                                                                          NUMBER OF
                                                 TERM OF                                  PORTFOLIOS
                                  CURRENT       OFFICE AND                                 IN FUND          OTHER
                                  POSITION       LENGTH OF                                 COMPLEX      DIRECTORSHIPS
                                  HELD WITH        TIME        PRINCIPAL OCCUPATIONS       OVERSEEN       HELD BY
    NAME, ADDRESS AND AGE         THE TRUST       SERVED        DURING PAST 5 YEARS       BY TRUSTEE      TRUSTEE
------------------------------- ------------- -------------- ------------------------- --------------- ---------------
Robert C. Daney                 Trustee         May 2004     Partner, Brach, Neal,           6              None
McMorgan & Company LLC                                       Daney & Spence LLP
One Bush Street                                              (1981-Present)
San Francisco, CA 94104
54
------------------------------- ------------- -------------- ------------------------- --------------- ---------------

------------------------------- ------------- -------------- ------------------------- --------------- ---------------
Walter B. Rose                  Trustee           Since      President, Venture              6              None
McMorgan & Company LLC                          Inception    Consulting Corp.
One Bush Street                                              (1998-Present); prior
San Francisco, CA 94104                                      thereto, President,
59                                                           McBain, Rose Partners
------------------------------- ------------- -------------- ------------------------- --------------- ---------------

------------------------------- ------------- -------------- ------------------------- --------------- ---------------
Kenneth I. Rosenblum            Trustee           Since      Independent Consultant          6              None
McMorgan & Company LLC                          Inception
One Bush Street
San Francisco, CA 94104
63
------------------------------- ------------- -------------- ------------------------- --------------- ---------------

------------------------------- ------------- -------------- ------------------------- --------------- ---------------
Mark R. Taylor*                 Nominee;        Treasurer    Senior Vice President,          6              None
McMorgan & Company LLC          Treasurer         since      McMorgan & Company LLC;
One Bush Street                               October 2001   former Trustee of
San Francisco, CA 94104                                      McMorgan Funds
44
------------------------------- ------------- -------------- ------------------------- --------------- ---------------

------------------------------- ------------- -------------- ------------------------- --------------- ---------------

* Mr. Taylor currently serves as Senior Vice President of the Adviser and, therefore, is considered an "interested person" of the Trust, as defined in the 1940 Act.

The following material includes information about each nominee of the Trust. All shares of the Trust listed as owned by the Trustees are Class McMorgan Shares unless otherwise indicated. Mr. Daney, Mr. Rosenblum and Mr. Rose presently serve as Trustees. Mr. Rosenblum and Mr. Rose were elected by the sole shareholder of the Trust in May 1994 and Mr. Daney was appointed as a Trustee by the Board on May 4, 2004. All of the nominees have consented to serve if elected by the shareholders.

                                          SECURITIES HOLDINGS OF THE TRUSTEES
                                                 (AS OF JUNE 15, 2003)


--------------------------- ------------------------------------------------------ -----------------------------------
                                                                                        AGGREGATE DOLLAR RANGE OF
                                                                                        EQUITY SECURITIES IN ALL
                                                                                         REGISTERED INVESTMENT
                                                                                        COMPANIES OVERSEEN BY THE
          NAME OF                                                                      NOMINEE/TRUSTEE IN MCMORGAN
      NOMINEE/TRUSTEE          DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST                    FUNDS
--------------------------- ------------------------------------------------------ -----------------------------------
Robert C. Daney             None                                                                  None
--------------------------- ------------------------------------------------------ -----------------------------------
Walter B. Rose              $1 - $10,000 (Principal Preservation Fund)                       Over $100,000


                            $10,001 - $50,000 (Intermediate Fixed Income Fund)


                            $1 - $10,000 (Fixed Income Fund)


                            $1- $10,000 (Balanced Fund)


                            $50,001 - $100,000 (Equity Investment Fund)
--------------------------- ------------------------------------------------------ -----------------------------------

Kenneth I. Rosenblum        $1 - $10,000 (Balanced Fund)                                     Under $100,000


                            $1 - $10,000 (High Yield Fund)
--------------------------- ------------------------------------------------------ -----------------------------------

Mark R. Taylor              $10,001 - $50,000 (Principal Preservation Fund)                  Over $100,000


                            $50,001 - $100,000 (Fixed Income Fund)


                            $50,001 - $100,000 (Balanced Fund)


                            Over $100,000 (Equity Investment Fund)
--------------------------- ------------------------------------------------------ -----------------------------------

The Board of Trustees oversees the Trust, the Funds and the Adviser's management of the Funds' investment portfolios. The committees of the Board are the Audit Committee and the Nominating and Governance Committee. During the last full fiscal year, each Fund held 4 Board meetings. All of the then serving Trustees attended at least 75% of those meetings.

The purpose of the Audit Committee, which meets on an as needed basis, is: (1) to oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (2) to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; and (3) to act as a liaison between the Trust's independent auditors and the full Board of Trustees, nominating independent Trustee candidates, and evaluating interested Trustee candidates. The members of the Audit Committee are Robert C. Daney, Walter B. Rose and Kenneth I. Rosenblum. The Audit Committee met two times in 2003.

The purpose of the Nominating and Governance Committee is to set the compensation of the Trustees who are not "interested persons" of the Trust. The members of the Nominating and Governance Committee are Robert C. Daney, Walter
B. Rose and Kenneth I. Rosenblum. In addition, the Nominating and Governance Committee is responsible for evaluating the performance and effectiveness of the independent Trustees, nominating independent Trustee candidates, and evaluating interested Trustee candidates. The Nominating and Governance Committee met once in 2003. The Nominating and Governance Committee Charter is attached to this Proxy Statement as Exhibit A.

The Nominating and Governance Committee generally identifies candidates for Board membership through personal and business contacts of Trustees and shareholders, as well as Trust management. The Nominating and Governance Committee's process for evaluating a candidate generally includes a review of the candidate's background and experience, due diligence and, when appropriate, interviews with members of the Nominating and Governance Committee. The Nominating and Governance Committee has not established specific minimum requirements for candidates. The Nominating and Governance Committee, however, seeks candidates who, in its judgment, will serve the best interests of the Funds' long-term shareholders and whose background will compliment the skills, experience and diversity of the Board of Trustees.

The Nominating and Governance Committee will consider shareholder recommendations for nominations to the Board of Trustees only in the event there is a vacancy on the Board of Trustees. Shareholder nomination will be accepted on an ongoing basis and will be kept on file for consideration in the event of a vacancy. Shareholders who wish to submit recommendations for nomination to the Board to fill a vacancy must submit their recommendations in writing to:
Nominating and Governance Committee, c/o McMorgan Funds, One Bush Street, Suite 800, San Francisco, CA 94104. Shareholders should include appropriate information on the background and qualifications of the nominee, contact information for the nominee and a written consent from the nominee that the person consents to serve as a Trustee if so nominated and elected.

Prior to August 23, 2004 the independent Trustees each received a fee of $16,000 per year, plus $1,000 per meeting and expenses for each meeting of the Board of Trustees they attend. Effective August 23, 2004, the independent Trustees will receive a fee of $24,000 per year, plus $1,000 per meeting attended and $250 for conference calls prior to each board meeting that are less than one hour and $500 for conference calls that are one hour or more. No officer or employee of the Adviser receives any compensation from McMorgan Funds for acting as a Trustee of McMorgan Funds.

The following table sets forth information describing the compensation of each current and previous Trustee for services for the Trust's fiscal year ended June 30, 2003.

----------------------------- ----------------------- --------------------- ------------------- ----------------------
                                                           PENSION OR
                                                            RETIREMENT           ESTIMATED        TOTAL COMPENSATION
                                     AGGREGATE           BENEFITS ACCRUED     ANNUAL BENEFITS     FROM THE TRUST AND
       NAME OF PERSON &          COMPENSATION FROM       AS PART OF FUND           UPON             THE MCMORGAN
          POSITION                   THE TRUST               EXPENSES            RETIREMENT         FUNDS COMPLEX
----------------------------- ----------------------- --------------------- ------------------- ----------------------
Robert C. Daney*              N/A                     N/A                   N/A                 N/A
----------------------------- ----------------------- --------------------- ------------------- ----------------------
Walter B. Rose                $16,500                 [0]                   [0]                 $16,500
----------------------------- ----------------------- --------------------- ------------------- ----------------------
Kenneth I. Rosenblum          $16,500                 [0]                   [0]                 $16,500
----------------------------- ----------------------- --------------------- ------------------- ----------------------
S. D. Sicotte**               $16,500                 [0]                   [0]                 $16,500
----------------------------- ----------------------- --------------------- ------------------- ----------------------

* Robert C. Daney was not a Trustee in 2003. He was appointed Trustee on May 4, 2004.
**    S. D. Sicotte resigned as Trustee on May 4, 2004.

VOTE REQUIRED. To be elected, each nominee must receive the affirmative vote of a majority of the shares present at the Meeting.

           THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                                "FOR" PROPOSAL 1


                        INTRODUCTION TO PROPOSALS 2 AND 3

Each Fund is subject to certain "fundamental" investment restrictions that govern the Fund's investment activities. Under the 1940 Act, "fundamental" investment restrictions may be changed or eliminated only if shareholders approve such action. The Board is recommending that shareholders approve the amendment or elimination of certain of each Fund's fundamental investment restrictions principally because such fundamental investment restrictions are more restrictive than is required under the federal securities laws and their amendment or elimination would provide the Funds with greater investment flexibility to meet their investment objectives. The proposed restrictions not only satisfy current federal regulatory requirements, but also generally are formulated to provide the Funds with the flexibility to respond to future legal, regulatory, market or technical changes. The proposed changes would not affect the Funds' investment objectives.

After the Trust was organized in 1994, certain legal and regulatory requirements applicable to investment companies changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and, therefore, are no longer applicable to investment companies. As a result, the Funds currently are subject to certain fundamental investment restrictions that are either more restrictive than required under current law, or which are no longer required at all. For this reason, the Board is recommending that the shareholders approve the amendment or elimination of certain of the Funds' current fundamental investment restrictions in order to provide the Funds with a more modernized list of restrictions that will enable the Fund to operate more efficiently, and to more easily monitor compliance with its investment restrictions.

The Board does not anticipate that the proposed amendments to, or the elimination of, certain of the Funds' restrictions, individually or in the aggregate, will materially affect the way a Fund is managed. Should the Board determine at a later date that a material modification to an investment policy that would be permitted under the changed restrictions is appropriate for a Fund, notice of any such change would be provided to shareholders. The Board believes that the proposed changes are in the best interests of the Fund and its shareholders as they will modernize the subject investment restrictions and should enhance each Fund's ability to achieve its investment objective.

Although the proposed changes in fundamental investment restrictions will provide the Funds greater flexibility to respond to possible future investment opportunities, the Board has been advised that the Adviser does not anticipate that the changes, individually or in the aggregate, will materially impact the way each Fund is managed on a day-to-day basis.

The Board of Trustees has concluded that the proposal will benefit each Fund and its shareholders, as applicable. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental investment restriction will become effective when disclosure is revised to reflect the changes. If a Sub-Proposal is not approved by the shareholders of a Fund, that Fund's current investment restriction will remain unchanged.





                                   PROPOSAL 2:
                                   -----------
              AMEND EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS

PROPOSAL 2(A): AMENDING EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING LENDING

The current fundamental investment restriction of each Fund (other than the High Yield Fund) concerning lending is as follows:

         Each Fund may not make loans, except that this restriction shall not prohibit (a) the purchase and holding of debt instruments in accordance with a Fund's investment objectives and policies, (b) the lending of portfolio securities, or (c) entry into repurchase agreements with banks or broker-dealers;

The current fundamental investment restriction of the High Yield Fund concerning lending is as follows:

         The High Yield Fund may not make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations and the entry into repurchase agreements in accordance with the Fund's investment objectives and policies may be deemed to be loans;

The Trustees recommend that the shareholders of each Fund vote to replace the Fund's investment restriction with the following amended fundamental investment restriction governing lending:

         Each Fund may not make loans to other persons except (a) through the lending of its portfolio securities up to 33% of its total assets, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC;

Loans and other forms of debt instruments are used by issuers to borrow money. Loans may be subject to restrictions on resale. Purchasers of loans and other forms of debt instruments depend primarily upon the creditworthiness of the borrower for payment of interest and principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans, loan participations, and other forms of direct debt instruments involve a risk of loss in case of default or insolvency of the borrower, lending bank, or other intermediary. When a Fund lends a security, it receives in return collateral in an amount at least equal in value to the security loaned. A Fund could incur expenses if the borrower defaults on its obligation to return the securities loaned for any reason.

Under the 1940 Act, a fund must describe, and designate as fundamental, its policy with respect to making loans. In addition to a loan of cash, the term "loans" may, under certain circumstances, be deemed to include certain transactions and investment-related practices. Among those transactions and practices are lending of portfolio securities, entering into repurchase agreements and the purchase of certain debt instruments. If a fund adopts a fundamental policy that prohibits lending, the fund may still invest in debt securities and enter into securities lending transactions if it provides an exception from the general prohibition.

Under SEC staff interpretations, lending by an investment company, under certain circumstances, may also give rise to issues relating to the issuance of senior securities. To the extent that a Fund enters into lending transactions under these limited circumstances, the Fund will continue to be subject to the limitations imposed under the 1940 Act regarding the issuance of senior securities. (See Proposal 2(d) below.) Adoption of the proposed investment restriction on lending is not expected to affect the way in which each Fund is managed, the investment performance of each fund, or the instruments in which each Fund invests. The proposed investment restriction, however, would clarify that acquisitions of loans, loan participations or other debt instruments are not considered lending.

PROPOSAL 2(B): AMENDING EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING BORROWING

The current fundamental investment restriction of each Fund (other than the High Yield Fund) concerning borrowing is as follows:

         Each Fund may not borrow money, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Fund at the time of its borrowing. All borrowings will be done from a bank and asset coverage of at least 300% is required. A Fund will not purchase securities when borrowings exceed 5% of that Fund's total assets;

The current fundamental investment restriction of the High Yield Fund concerning borrowing is as follows:

         The High Yield Fund may not borrow money except from banks on a temporary basis for extraordinary or emergency purposes, and no purchases of securities will be made while such borrowings exceed 5% of the value of the Fund's total assets, or pledge, mortgage or hypothecate its assets, except that, to secure permitted borrowings, it may pledge securities having a market value at the time of pledge not exceeding 15% of the cost of the Fund's total assets, and except in connection with permitted transactions in options, futures contracts and options on futures contracts;

The Trustees recommend that the shareholders of each Fund vote to replace the Fund's investment restriction with the following amended fundamental investment restriction governing borrowing:

         Each Fund may not borrow money, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC;

The proposed investment restriction would prohibit borrowing money, except to the extent permitted by the 1940 Act or any rule, exemption or interpretation thereunder issued by the U.S. Securities and Exchange Commission (the "SEC"), and would eliminate the restriction regarding the Fund's ability to pledge, mortgage or hypothecate its assets. In addition, each Fund's current borrowing policies that are more restrictive than otherwise permitted under the 1940 Act would be eliminated to avoid unnecessarily limiting the Adviser if the Adviser determines that borrowing is in the best interests of the Fund and its shareholders. As a general matter, Section 18 of the 1940 Act limits the Fund's borrowings to not more than 33 and 1/3 percent of the Fund's total assets, as is provided in the Fund's current investment restriction.

Because the proposed borrowing restriction would provide the Fund with additional borrowing flexibility, to the extent that the Fund uses such flexibility, the Fund may be subject to additional costs and risks inherent to borrowing, such as reduced total return. The additional costs and risks to which the Fund may be exposed are limited, however, by the borrowing limitations imposed by the 1940 Act or any rule, exemption or interpretation thereof that may be applicable. Moreover, adoption of the proposed investment restriction on lending is not expected to affect the way in which each Fund is managed, the investment performance of each fund, or the instruments in which each Fund invests.

PROPOSAL 2(C): AMENDING EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING COMMODITIES

The current fundamental investment restriction of each Fund (other than the High Yield Fund) concerning commodities is as follows:

         Each Fund may not purchase or sell commodities or commodity contracts, except that a Fund may enter into futures contracts and options thereon in accordance with such Fund's investment objectives and policies;

The Trustees recommend that the shareholders of each Fund vote to replace the Fund's investment restriction with the following amended fundamental investment restriction governing commodities:

         Each Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments and provided that this restriction shall not prevent a Fund from purchasing or selling futures contracts and options thereon or from investing in securities or other instruments backed by physical commodities;

Under the 1940 Act, a Fund's investment policy relating to the purchase and sale of commodities must be fundamental. The most common types of commodities are physical commodities such as wheat, cotton, rice and corn. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, are also considered to be commodities. Funds typically invest in such futures contracts and options on these and other types of commodity contracts for hedging purposes, to implement a tax or cash management strategy, or to enhance returns.

The primary purpose of this proposal is to clarify that each Fund's fundamental investment restriction regarding physical commodities and to conform such investment limitations regarding commodities that are expected to become standard for all Funds managed by the Adviser.

PROPOSAL 2(D): AMENDING EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING SENIOR SECURITIES

The current fundamental investment restriction of each Fund (other than the High Yield Fund) concerning senior securities is as follows:

         Each Fund may not issue senior securities;

The current fundamental investment restriction of the High Yield Fund concerning senior securities is as follows:

         The High Yield Fund may not issue senior securities, except as appropriate to evidence indebtedness that the Fund is permitted to incur and except for shares of existing or additional series of the Fund;

The Trustees recommend that the shareholders of each Fund vote to replace the Fund's investment restriction with the following amended fundamental investment restriction governing senior securities:

         Each Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC;

Under the 1940 Act, the Fund must have an investment policy describing its ability to issue senior securities. The 1940 Act does not, however, require the Fund to adopt a fundamental investment restriction regarding purchasing on margin or making short sales, except to the extent that these transactions may result in senior securities. A "senior security" is an obligation of a fund (with respect to its earnings or assets) that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits a fund from issuing senior securities in order to limit the fund's ability to use leverage. In general, leverage occurs when a fund borrows money to enter into securities transactions or acquires an asset without being required to make payment until a later time.

SEC staff interpretations allow a fund under certain conditions to engage in a number of types of transactions that might otherwise be considered to create "senior securities," for example, short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). According to SEC staff interpretations, when engaging in these types of transactions, a fund must mark on its books, or set aside in a segregated account with its custodian bank, cash or other liquid securities to cover its future obligations, in order to avoid the creation of a senior security. This procedure limits the amount of a fund's assets that may be invested in these types of transactions and the fund's exposure to the risks associated with senior securities.

The proposed restriction would amend each Fund's current fundamental investment restriction by permitting the Fund to issue senior securities as permitted under the 1940 Act and any relevant rule, exemption, or interpretation issued by the SEC. The proposed restriction also would clarify that each Fund may, provided that certain conditions are met, engage in certain types of transaction that have been interpreted by the SEC staff as not constituting senior securities, such as short sales and repurchase transactions.

Each Fund has no present intention of changing its current investment strategies regarding transactions that may be interpreted as resulting in the issuance of senior securities nor engaging in short sales or purchasing securities on margin. The modification of the limitation on senior securities is not expected to affect the way in which each Fund is managed, the investment performance of each Fund, or the securities or instruments in which each Fund invests. However, the proposed limitation clarifies that each Fund may issue senior securities to the extent permitted under the 1940 Act. Therefor, the Board does not anticipate that any additional material risk to the Funds will occur as a result of amending the current restriction.


PROPOSAL 2(E): AMENDING THE HIGH YIELD FUND'S FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING REAL ESTATE, COMMODITIES, FUTURES CONTRACTS AND OPTIONS

The current fundamental investment restriction of the High Yield Fund concerning real estate is as follows:

         The High Yield Fund may not purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures contracts, including but not limited to contracts for the future delivery of securities and futures contracts based on securities indices or related options thereon), the Fund reserving the freedom of action to hold and to sell real estate acquired for any Fund as a result of the ownership of securities. Foreign currency forward contracts, options on currency, currency futures contracts and options on such futures contracts are not deemed to be an investment in a prohibited commodity or commodity contract for the purpose of this restriction;

The Trustees recommend that the shareholders of the High Yield Fund vote to replace the Fund's investment restriction with the following amended fundamental investment restriction governing real estate:

         Each Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction shall not prevent a Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate;

Under the 1940 Act, a fund's restriction regarding investment in real estate must be fundamental. The 1940 Act does not prohibit an investment company from investing in real estate, either directly or indirectly.

The primary purpose of this proposal is to revise the High Yield Fund's fundamental investment restriction regarding investing in real estate, commodities, futures and options to conform to the applicable limitations regarding such investments that are standard for the other Funds managed by the Adviser. The High Yield Fund's fundamental investment restriction regarding oil and gas programs was based on state securities laws that had been adopted by a few jurisdictions, but have since been pre-empted by NSMIA. Accordingly, the Board proposes that such restrictions be eliminated as part of the proposed amendments. The High Yield Fund has no present intention of changing its current investment strategies regarding its investments in real estate. Therefore, the Board does not anticipate that any additional material risk to the High Yield Fund will occur as a result of amending the current restriction.

PROPOSAL 2(F): AMENDING THE HIGH YIELD FUND'S FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING CONCENTRATION

The current fundamental investment restriction of the High Yield Fund concerning concentration is as follows:

         The High Yield Fund may not purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of the Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in U.S. Government securities (for the purposes of this restriction, telephone companies are considered to be a separate industry from gas or electric utilities, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents) except that up to 40% of the Fund's total assets, taken at market value, may be invested in each of the electric utility and telephone industries, but it will not invest more than 25% in either of those industries unless yields available for four consecutive weeks in the four highest rating categories on new issue bonds in such industry (issue size of $50 million or more) have averaged in excess of 105% of yields of new issue long-term industrial bonds similarly rated (issue size of $50 million or more);

The Trustees recommend that the shareholders of the High Yield Fund vote to replace the Fund's investment restriction with the following amended fundamental investment restriction governing concentration:

         The High Yield Fund may not purchase the securities of issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities issued by other investment companies) if immediately after such purchase the value of a Fund's investments in such industry would exceed 25% of the value of the net assets of the Fund;

Under the 1940 Act, a fund's policy regarding concentration of investments in the securities of companies in any particular industry must be fundamental. The SEC staff takes the position that a mutual fund "concentrates" its investments if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and tax-exempt securities) in any particular industry or group of industries. A fund is not permitted to concentrate its investments in any particular industry or group of industries unless it discloses its intention to do so.

The proposed restriction would expressly exempt from the 25% limitation those securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and the securities of other investment companies, consistent with SEC staff policy. The proposed restriction thus clarifies the types of U.S. government securities in which the High Yield Fund may invest. Even with this modified restriction, however, the Fund would continue to remain subject to the limitations on investments in other investment companies as set forth in the 1940 Act, its prospectus and any exemptive orders that may be issued by the SEC. In brief, absent such rules or orders from the SEC, the 1940 Act would prohibit the High Yield Fund from investing more than 5% of its total assets in any one investment company and investing more than 10% of its total assets in other investment companies overall.

The primary purpose of this proposal is to clarify the High Yield Fund's fundamental investment restriction regarding concentration and to conform such investment limitations to the limitations imposed under the 1940 Act and to the limitations that are standard for the other Funds managed by the Adviser.

PROPOSAL 2(G): AMENDING THE HIGH YIELD FUND'S FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING UNDERWRITING

The current fundamental investment restriction of the High Yield Fund concerning underwriting is as follows:

         The High Yield Fund may not act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with the Fund's investment objectives and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;

The Trustees recommend that the shareholders of each Fund vote to replace the High Yield Fund's investment restriction governing underwriting with:

         The High Yield Fund may not act as an underwriter of securities, except to the extent that the Fund may be deemed to be an "underwriter" when disposing securities it owns or when selling its own shares;

Under the 1940 Act, the High Yield Fund's policy concerning underwriting is required to be fundamental. Under the federal securities laws, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from another issuer with the intention of re-selling the securities to the public. From time to time, a mutual fund may purchase securities in a private transaction for investment purposes and later sell or redistribute the securities to institutional investors. Under these or other circumstances, the Fund could possibly be considered to be within the technical definition of an underwriter under the federal securities laws. Recent SEC interpretations clarify, however, that re-sales of privately placed securities by institutional investors, such as the High Yield Fund, do not make the institutional investor an underwriter in these circumstances. In addition, it is unclear whether the High Yield Fund itself would be deemed to be an underwriter of its own securities as a result of technical non-compliance with certain provisions under the 1940 Act. The proposed restriction incorporates these SEC interpretations and would clarify any ambiguity regarding the High Yield Fund's ability to sell its own shares.

The proposed restriction relating to underwriting is substantially similar to the High Yield Fund's current investment restriction by generally prohibiting the high Yield Fund from engaging in underwriting. The proposed investment restriction, however, clarifies that the Fund may resell securities that the Fund owns and that it may also sell its own shares. The proposed fundamental investment restriction merely clarifies the types of transactions in which the High Yield Fund may permissibly engage. It is not anticipated that the adoption of the proposed restriction would involve any additional material risk to the High Yield Fund or affect the way the Fund is currently managed.

VOTE REQUIRED. To approve each proposed amendment (Proposals 2(a) - 2(g)) to the Funds' fundamental investment restrictions requires the affirmative vote of the lesser of: (i) more than 50% of the outstanding shares of the Fund; or (ii) 67% or more of the outstanding shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy.

           THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                      "FOR" EACH SUB-PROPOSAL IN PROPOSAL 2


                                   PROPOSAL 3:
                                   -----------
           ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

Other than the High Yield Fund, each of the Funds' fundamental investment restrictions was originally adopted to comply with state securities laws and regulations. Due to the passage of NSMIA, and changes in SEC staff positions, these fundamental restrictions are either no longer required by law or are no longer relevant to the operation of the Funds. All references to "Fund" in this Proposal 3 are the Funds advised by the Adviser, other than the High Yield Fund. Since NSMIA eliminated the states' ability to substantively regulate investment companies, each Fund is no longer legally required to adopt or maintain investment restrictions relating to investments in companies with less than three years of continuous operation and management ownership of securities.

Certain other fundamental investment restrictions of the Funds are restatements of restrictions that are already included within the 1940 Act or were former interpretations of the SEC staff. In some instances, these SEC staff interpretations have been updated or superseded entirely. These restrictions include those relating to: (i) restricted securities; (ii) investments in other investment companies; (iii) investing in certain options and derivative instruments, such as puts, calls and straddles; and (iv) selling securities short. The remaining fundamental investment restrictions relating to unlisted foreign securities and defaulted debt securities do not represent current SEC staff positions and, as described more fully below, are effectively limited by the Fund's limitation on investments in illiquid securities.

The Board has determined that eliminating these four restrictions (referred to in this Proposal 3 as the "Restrictions") is consistent with the federal securities laws. By reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Board believes that the Fund will be able to reduce the costs and delays associated with holding future shareholder meetings for the purpose of revising fundamental policies that become outdated or inappropriate. The Board believes that the elimination of the Restrictions is in the best interest of the Fund's shareholders as it will provide the Fund with increased flexibility to pursue its investment objective.

MAKING INVESTMENTS IN SECURITIES FOR THE PURPOSE OF EXERCISING CONTROL. Each Fund's current fundamental investment restriction relating to investing in companies for the purpose of exercising control is based upon state securities laws that have been pre-empted by NSMIA. In addition, there is no requirement, however, that a Fund have an affirmative policy on this subject if it does not intend to make investments for the purposes of exercising control, or that any policy that it does have be categorized as fundamental. Therefore, the Board proposes that the restriction be eliminated.

PUTS, CALLS AND STRADDLES. Each Fund's current fundamental investment restriction relating to investing in puts, calls and straddles limits the Fund's ability to invest in securities using such techniques, including any combination thereof, except to the extent otherwise disclosed in the Prospectus. Current 1940 Act provisions on issuing senior securities, engaging in short sales and purchasing on margin, together with the proposed fundamental investment restriction on senior securities, will limit the ability of the Fund to purchase securities on margin, engage in short sales and write, buy or sell puts, calls, or straddles. If the Fund were to use puts, calls and straddles to a significant extent, then the Fund would have to include appropriate disclosure in its Prospectus. The Adviser does not anticipate that deleting the current restrictions will result in additional material risk to the Funds at this time. Accordingly, the current fundamental investment restriction is unnecessary and limits the Adviser from utilizing such techniques where the Adviser deems appropriate and in the best interest of the Fund's shareholders. The Fund's use of puts, calls and straddles, to the extent that such techniques may create senior securities, would be subject to the proposed fundamental investment restriction regarding senior securities, as described under Proposal 2(d) above. The Adviser does not anticipate that deleting the current restrictions will result in additional material risk to the Funds at this time. Accordingly, the Board is recommending that this fundamental investment restriction be eliminated.

SELLING SECURITIES SHORT. As described above under Proposal 2(d), the 1940 Act requires that each Fund must have an investment policy describing its ability to issue senior securities. The 1940 Act does not, however, require the Fund to adopt a fundamental investment restriction regarding short sales, except to the extent that these transactions may result in senior securities. SEC staff interpretations allow a fund under certain conditions to engage in a number of types of transactions that might otherwise be considered to create "senior securities," including short sales. According to SEC staff interpretations, when engaging in short sales, a fund must mark on its books, or set aside in a segregated account with its custodian bank, cash or other liquid securities to cover its future obligations, in order to avoid the creation of a senior security. This procedure limits the amount of a fund's assets that may be invested in these types of transactions and limits the fund's exposure to the risks associated with senior securities. Accordingly, each Fund's ability to engage in short sales transactions will be governed by the fundamental investment restriction regarding senior securities, as described in Proposal 2(d) above. Therefore, the Board is recommending that this fundamental investment restriction be eliminated.

INVESTING IN COMPANIES WITH LESS THAN THREE YEARS OF OPERATING HISTORY. Each Fund's current fundamental investment restriction relating to investments in newer companies limits the Fund's ability to invest more than 5% of the value of its total assets in the securities of companies, including their predecessors, that have a record of less than three years continuous operation. This restriction was based upon state securities laws, which have been pre-empted by NSMIA. Therefore, the Board proposes that the restriction be eliminated. As a result, elimination of the above fundamental limitation is not expected to have any impact on each Fund's investment practices, except to the extent that regulatory requirements may change in the future.

VOTE REQUIRED. To approve the elimination of certain of the Funds' fundamental investment restrictions requires the affirmative vote of the lesser of: (i) more than 50% of the outstanding shares of the Fund; or (ii) 67% or more of the outstanding shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy.

        THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR"
                                   PROPOSAL 3



                    INFORMATION ABOUT THE TRUST AND THE FUNDS

INVESTMENT ADVISER. As indicated above, McMorgan & Company LLC currently serves as each Fund's investment adviser. The Adviser is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which is a diversified financial services holding company and a wholly-owned subsidiary of New York

Life Insurance Company. As of June 30, 2003, the Adviser had approximately $21.9 billion of assets under management, including investment company assets of approximately $759.9 million. For the fiscal year ended June 30, 2003, the Adviser received a total of $2,165,333 in management fees. The Adviser's main office is located at One Bush Street, Suite 800, San Francisco, California 94104.

DISTRIBUTOR. NYLIFE Distributors LLC, a limited liability company organized under the laws of Delaware, serves as the Funds' distributor and principal underwriter (the "Distributor" or "Underwriter") pursuant to a Distribution Agreement. The Distributor will pay commissions to salesmen as well as the cost of printing and mailing prospectuses to potential investors and of any advertising incurred by them in connection with their distribution of Trust shares. In addition, the Distributor will pay for a variety of account maintenance and personal services to shareholders after the sale. The Distributor's main office is located at 169 Lackawanna Avenue, Parsippany New Jersey 07054.

The Trust has adopted a distribution plan on behalf of the Class Z shares of the Intermediate Fixed Income Fund, Fixed Income Fund, High Yield Fund, Balanced Fund and Equity Investment Fund (the "Plan") and a distribution plan on behalf of the Class R2 shares of the Fixed Income Fund in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the applicable Fund will reimburse the Distributor, or a third party administrator for actual distribution and shareholder servicing expenses incurred not exceeding, on an annual basis, 0.25% of each Fund's average daily net assets. Because amounts paid pursuant to the Plan are paid to the Underwriter, the Underwriter and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan. None of the Trustees has a financial interest in the operation of the Plan. For the fiscal year ended June 30, 2003, the Class Z shares of the Intermediate Fixed Income Fund, Fixed Income Fund, Balanced Fund and the Equity Investment Fund paid $8,951, $21,139, $18,957 and $28,132 respectively in 12b-1 fees to the Distributor. As of June 30, 2003, the High Yield Fund and the Class R2 shares of the Fixed Income Fund had not yet commenced operations.

OTHER SERVICE PROVIDERS. New York Life Investment Management LLC ("NYLIM"), an affiliate of the Adviser, currently serves as the administrator for the Funds. NYLIM is located at 169 Lackawanna Avenue, Parsippany, NJ 07054.

NYLIM Service Company LLC ("NYLIM Service Co."), an affiliate of the Adviser, currently serves as the Funds' transfer agent. NYLIM Service Co. is located at 169 Lackawanna Avenue, Parsippany, NJ 07054. Boston Financial Data Services serves as sub-transfer agent pursuant to an agreement with NYLIM Service Company LLC.

The Bank of New York currently acts as the Funds' custodian. The Bank of New York is located at 48 Wall Street, New York, NY 10286.

INDEPENDENT ACCOUNTANTS. The firm of Tait, Weller & Baker ("Tait Weller") has been selected as the independent accountant for the Trust. Tait Weller, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to the Funds' Audit Committee that they are the independent accountants with respect to the Trust.

The independent accountant examines annual financial statements for the Funds and provides other audit-related, non-audit, and tax-related services to the Funds. Representatives of Tait Weller are not expected to be present at the Meeting, but will be available should any matter arise requiring their presence.

The Trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the Funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.
Audit Fees:

The following table represents fees for professional audit services rendered by Tait Weller for the audit of the Funds' annual financial statements for 2002 and 2003, and fees billed for other services rendered by Tait Weller.



      FEES                                     2003                    2002
      ----                                     ----                    ----

      Audit Fees                              $79,000                 $75,500

      Audit Related Fees:                     $     0                 $     0

      Tax Fees (1)                            $ 5,000                 $ 5,000

      All Other Fees                          $     0                 $     0
                                              -------                 -------

      Total Fees                              $84,000                 $80,500

       (1) Tax fees consisted of fees for tax consultation and tax compliance services.

Tait, Weller did not perform any services during the last fiscal year for the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides services to the Funds.

All audit and non-audit services by Tait Weller are pre-approved by the Audit Committee, except that services to be considered between meetings of the Committee are pre-approved by a selected member of the Committee in accordance with applicable regulations and subject to additional procedures established by the Committee.

The Audit Committee has reviewed all services performed and fees charged by Tait Weller and has accepted its representation that it is independent in recommending re-appointment of it for the fiscal year ending June 30, 2005.

It is expected that representatives of Tait Weller will not be present at the meeting but will be available should any matter arise requiring their presence.

For the Trust's fiscal years ended June 30, 2003 and June 30, 2002, the aggregate audit fees billed by Tait Weller for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for each Trust are shown in the table below.



FUND                                        JUNE 30, 2003          JUNE 30, 2002
----                                        -------------          -------------

Principal Preservation Fund                    $11,500               $11,000

Intermediate Fixed Income                      $14,500               $14,000

Fixed Income Fund                              $13,000               $12,500

High Yield Fund                                  N/A                   N/A

Balanced Fund                                  $22,000               $21,000

Equity Investment Fund                         $23,000               $22,000

AUDIT-RELATED FEES. Tait Weller did not bill the Funds for audit-related services for the fiscal years ended June 30, 2003 and June 30, 2002.

Fees included in the audit-related category comprise assurance and related services (e.g. due diligence services) that are traditionally performed by the independent accountant. These audit-related services include internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

TAX FEES. For each Fund's fiscal years ended June 30, 2003 and June 30, 2002, the tax fees billed by Tait Weller for professional services rendered on behalf of the Funds for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each Fund is shown in the table below.



        BILLED BY:                          JUNE 30, 2003         JUNE 30, 2002
        ---------                           -------------         -------------

        Tait Weller                            $5,000                $5,000

For each Fund's fiscal years ended June 30, 2003 and June 30, 2002, the tax fees billed by Tait Weller that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each Fund is shown in the table below.



        BILLED BY:                          JUNE 30, 2003         JUNE 30, 2002
        ---------                           -------------         -------------

        Tait Weller                             $0                    $0


Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning and tax advice. Tax compliance, tax advice and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals and requests for rulings or technical advice from taxing authorities.

ALL OTHER FEES. Tait Weller did not bill for other products and services other than those reported above for the fiscal years ended June 30, 2003 and June 30, 2002.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

ADDITIONAL INFORMATION

The Trust's last audited financial statements and Annual Report to Shareholders for the fiscal year ended June 30, 2003, and the Semi-Annual Report to Shareholders dated December 31, 2003, are available upon request and free of charge. To obtain a copy, please call McMorgan Funds at 800-831-1994 or visit the Funds' website at www.mcmorganfunds.com. You may also request a copy by writing to McMorgan Funds, One Bush Street, Suite 800, San Francisco, CA 94104.

As of the Record Date, the Funds had the following shares outstanding and total net assets:

----------------------------------------------- ------------------------------------ ---------------------------------------

FUND                                            SHARES OUTSTANDING                   TOTAL NET ASSETS
----------------------------------------------- ------------------------------------ ---------------------------------------
----------------------------------------------- ------------------------------------ ---------------------------------------
Principal Preservation                          136,808,559.010                      $136,803,263.07
----------------------------------------------- ------------------------------------ ---------------------------------------

----------------------------------------------- ------------------------------------ ---------------------------------------
Intermediate Fixed Income                       17,194,687.403                       $175,324,709.93
----------------------------------------------- ------------------------------------ ---------------------------------------
Intermediate Fixed Income Class Z               165,319.496                          $1,685,019.39
----------------------------------------------- ------------------------------------ ---------------------------------------

----------------------------------------------- ------------------------------------ ---------------------------------------
Fixed Income                                    3,540,355.933                        $38,407,014.97
----------------------------------------------- ------------------------------------ ---------------------------------------
Fixed Income Class Z                            2,361,938.273                        $25,623,989.60
----------------------------------------------- ------------------------------------ ---------------------------------------
Fixed Income Class R1                           97.849                               $1,061.69
----------------------------------------------- ------------------------------------ ---------------------------------------
Fixed Income Class R2                           97.719                               $1,060.17
----------------------------------------------- ------------------------------------ ---------------------------------------

----------------------------------------------- ------------------------------------ ---------------------------------------
High Yield                                      5,563,422.267                        $55,015,967.11
----------------------------------------------- ------------------------------------ ---------------------------------------
High Yield Class Z                              0                                    $0
----------------------------------------------- ------------------------------------ ---------------------------------------

----------------------------------------------- ------------------------------------ ---------------------------------------
Balanced                                        7,986,445.537                        $132,759,093.76
----------------------------------------------- ------------------------------------ ---------------------------------------
Balanced Class Z                                449,826.379                          $7,471,361.84
----------------------------------------------- ------------------------------------ ---------------------------------------

----------------------------------------------- ------------------------------------ ---------------------------------------
Equity Investment                               9,746,577.451                        $199,968,643.66
----------------------------------------------- ------------------------------------ ---------------------------------------
Equity Investment Class Z                       544,631.844                          $11,164,257.49
----------------------------------------------- ------------------------------------ ---------------------------------------

----------------------------------------------- ------------------------------------ ---------------------------------------

On the Record Date, the following security holders held 5% or more of a Fund's outstanding shares. On the basis of information received from the institutional holders, the Fund's management believes that all of the shares indicated are held by such security holders for the benefit of their clients.

---------------------------------------------------------------------- ----------------------- ---------------------
NAME AND ADDRESS OF THE SECURITY HOLDER OF RECORD                      NUMBER OF SHARES        PERCENT OF CLASS
-------------------------------------------------                      ----------------        ----------------
---------------------------------------------------------------------- ----------------------- ---------------------
PRINCIPAL PRESERVATION FUND
---------------------------------------------------------------------- ----------------------- ---------------------
ADMR Operating Engineers
Oakland, CA                                                                 13,806,994.390           10.09%
---------------------------------------------------------------------- ----------------------- ---------------------
New York Life Trust Company
Client Accounts
Parsippany, NJ                                                              13,538,142.550            9.90%
---------------------------------------------------------------------- ----------------------- ---------------------
ADMR Cement Masons Vacation Trust Fund
Suisun, CA                                                                   7,717,720.790            5.64%
---------------------------------------------------------------------- ----------------------- ---------------------
McMorgan & Company LLC
San Francisco, CA                                                            7,299,120.090            5.34%
---------------------------------------------------------------------- ----------------------- ---------------------
Bay Area Painters & Tapers Health Fund Trust
Alameda, CA                                                                  6,961,232.870            5.09%
---------------------------------------------------------------------- ----------------------- ---------------------
INTERMEDIATE FIXED INCOME FUND
---------------------------------------------------------------------- ----------------------- ---------------------
McMorgan & Company LLC
San Francisco, CA                                                            1,495,977,577            8.70%
---------------------------------------------------------------------- ----------------------- ---------------------
Northern California Carpenters
Oakland, CA                                                                  1,208,074.858            7.03%
---------------------------------------------------------------------- ----------------------- ---------------------
Amalgamated Bank of NY
Trst Stationary Engineers                                                    1,029,097.235            5.99%
New York, NY
---------------------------------------------------------------------- ----------------------- ---------------------
Union Bank Trust Nominee
FBO PS & SI Local 290 Pension Tr                                               869,504.255            5.06%
San Diego, CA
---------------------------------------------------------------------- ----------------------- ---------------------
FIXED INCOME FUND
---------------------------------------------------------------------- ----------------------- ---------------------
ATPA
ADMR Board of Trustees
Trst Ind Carpenters & Precast Pen Fund                                         917,023.746           25.90%
Alameda, CA
---------------------------------------------------------------------- ----------------------- ---------------------
New York Life Trust Company
Client Accounts                                                                379,542.187           10.72%
Parsippany, NJ
---------------------------------------------------------------------- ----------------------- ---------------------
Williamette Falls Hosp Reserve Fund
Oregon City, OR                                                                338,957.071            9.57%
---------------------------------------------------------------------- ----------------------- ---------------------
Benefit Plan Administrators
FBO Admin for Electrical Workers                                               261,215.582            7.38%
Reno, NV
---------------------------------------------------------------------- ----------------------- ---------------------
National City Bank of Pennsylvania
Trst USW Education and Scholarship                                             244,214.658            6.90%
Cleveland, OH
---------------------------------------------------------------------- ----------------------- ---------------------
IBEW Local 48
Portland, OR                                                                   206,981.684            5.85%
---------------------------------------------------------------------- ----------------------- ---------------------
HIGH YIELD FUND
---------------------------------------------------------------------- ----------------------- ---------------------
New York Life Insurance Co                                                   5,016,309.165           90.17%
New York, NY
---------------------------------------------------------------------- ----------------------- ---------------------
Union Bank Trust Nominee Cust
San Francisco Lithographers                                                    447,941.970            8.05%
San Diego, CA
---------------------------------------------------------------------- ----------------------- ---------------------
BALANCED FUND
---------------------------------------------------------------------- ----------------------- ---------------------
Trst UA Local 38 Pipe Trades
San Francisco, CA                                                            1,693,579.963           21.23%
---------------------------------------------------------------------- ----------------------- ---------------------
New York Life Trust Co
Client Accounts                                                              1,085,539.638            13.61%
Parsippany, NJ
---------------------------------------------------------------------- ----------------------- ---------------------
Southern Benefit Administrators
ADMR Plumbers & Pipefitters
Goodlettsville, TN                                                             806,642.574           10.11%
---------------------------------------------------------------------- ----------------------- ---------------------
EQUITY INVESTMENT FUND
---------------------------------------------------------------------- ----------------------- ---------------------
New York Life Trust Company
Client Accounts
Parsippany, NJ                                                               1,277,288.229           13.11%
---------------------------------------------------------------------- ----------------------- ---------------------
Amalgamated Bank c/f
Oper Engineers Health & Welf Trst Fund
New York, NY                                                                 1,159,589.321           11.90%
---------------------------------------------------------------------- ----------------------- ---------------------

On the Record Date, the following holders held 5% or more of the Class Z shares of the Funds:

---------------------------------------------------------------------- ----------------------- ---------------------
NAME AND ADDRESS OF THE SECURITY HOLDER OF RECORD                      NUMBER OF SHARES        PERCENT OF CLASS
-------------------------------------------------                      ----------------        ----------------
---------------------------------------------------------------------- ----------------------- ---------------------
INTERMEDIATE FIXED INCOME FUND, CLASS Z
---------------------------------------------------------------------- ----------------------- ---------------------
AST Trust Company FBO
UA Local 393 Def Contribution Plan                                             117,889.574           71.31%
Phoenix, AZ
---------------------------------------------------------------------- ----------------------- ---------------------
AST Trust Company FBO
UA Local 393 Modern Portfolio Model                                             26,231.684           15.87%
Phoenix, AZ
---------------------------------------------------------------------- ----------------------- ---------------------
AST Trust Company FBO
UA Local 393 Conservative Portfolio Model                                       18,996.891           11.49%
Phoenix, AZ
---------------------------------------------------------------------- ----------------------- ---------------------
FIXED INCOME FUND, CLASS Z
---------------------------------------------------------------------- ----------------------- ---------------------
New York Life Trust Company
Client Accounts
Parsippany, NJ                                                               1,533,825.566           64.94%
---------------------------------------------------------------------- ----------------------- ---------------------
AST Trust Company
Trst Local 104 Supplemental PP
Phoenix, AZ                                                                    148,873,203            6.30%
---------------------------------------------------------------------- ----------------------- ---------------------
BALANCED FUND, CLASS Z
---------------------------------------------------------------------- ----------------------- ---------------------
New York Life Trust Company
Client Accounts
Parsippany, NJ                                                                 237,321.045           52.76%
---------------------------------------------------------------------- ----------------------- ---------------------
AST Trust Company
Trst Local 104 Supplemental PP
Phoenix, AZ                                                                     85,043.752           18.91%
---------------------------------------------------------------------- ----------------------- ---------------------
Allied Administrators
FBO San Diego Labor Unions 401K Plan
San Diego, CA                                                                   75,012.135           16.68%
---------------------------------------------------------------------- ----------------------- ---------------------
AST Trust Company
UA Local 393 Def Contribution Plan
Phoenix, AZ                                                                     47,180.613           10.49%
---------------------------------------------------------------------- ----------------------- ---------------------
EQUITY INVESTMENT FUND, CLASS Z
---------------------------------------------------------------------- ----------------------- ---------------------
AST Trust Company
Trst Local 104 Supplemental PP
Phoenix, AZ                                                                    306,620.403           56.30%
---------------------------------------------------------------------- ----------------------- ---------------------
AST Trust Company
UA Local 393 Def Contribution Plan
Phoenix, AZ                                                                    146,551.501           26.91%
---------------------------------------------------------------------- ----------------------- ---------------------
Allied Administrators
FBO San Diego Labor Unions 401K Plan
San Diego, CA                                                                   40,942.994            7.52%
---------------------------------------------------------------------- ----------------------- ---------------------

On the Record Date, the following holders held 5% or more of the Class R1 and Class R2 shares of the Fixed Income Fund:

---------------------------------------------------------------------- ----------------------- ---------------------
NAME AND ADDRESS OF THE SECURITY HOLDER OF RECORD                      NUMBER OF SHARES        PERCENT OF CLASS
-------------------------------------------------                      ----------------        ----------------
---------------------------------------------------------------------- ----------------------- ---------------------
FIXED INCOME FUND CLASS R1
---------------------------------------------------------------------- ----------------------- ---------------------
NYLIFE Distributors LLC
Parsippany, NJ                                                                      91.261           93.27%
---------------------------------------------------------------------- ----------------------- ---------------------
FIXED INCOME FUND CLASS R2
---------------------------------------------------------------------- ----------------------- ---------------------
NYLIFE Distributors LLC
Parsippany, NJ                                                                      91.137           93.26%
---------------------------------------------------------------------- ----------------------- ---------------------

The Trust's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

As of the Record Date, to the knowledge of the Trust's management, the Trustees and Officers of the Trust, as a group, owned of record and beneficially less than 1% of the outstanding shares of all the Funds with the exception of the Equity Investment Fund which they own, in the aggregate, less than 5% of the outstanding shares.

SOLICITATION OF PROXIES. Your vote is being solicited by the Board of Trustees. The cost of soliciting proxies, including the fees of a proxy soliciting agent, are allocated among the Funds based upon the number of shareholder accounts in each Fund. As a part of the costs of soliciting proxies, the Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Fund has engaged InvestorConnect to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of approximately $8,000, including out-of-pocket expenses. The Fund expects that the solicitation will be primarily by mail, but also may include telephone, telecopy or oral solicitations. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from InvestorConnect asking you to vote. The Fund does not reimburse Trustees and officers of the Fund, or regular employees and agents of the Adviser involved in the solicitation of proxies.

VOTING BY BROKER-DEALERS. The Trust expects that, before the Meeting, broker-dealer firms holding shares of the Funds in "street name" for their customers, as well as centralized securities depositories holding shares of the Fund for their beneficial owners, will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' or such depositories' proxy solicitation materials, the Trust understands that the broker-dealers and the central securities depositories may vote on Proposal 1 on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

QUORUM. A majority of the outstanding shares of the Fund - present in person or represented by proxy - constitutes a quorum at the Meeting. The shares over which broker-dealers and centralized securities depositories have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item, will all be counted as shares present for purposes of determining whether the required quorum of shares exists.

METHODS OF TABULATION. Proposal 1, the election of Trustees, requires the affirmative vote of the holders of a plurality of the Fund's shares present and voting at the Meeting. Proposal 2, to approve amendments to certain of the Funds' fundamental investment restrictions (including seven (7) Sub-Proposals) and Proposal 3, to approve the elimination of certain of the Funds' fundamental investment restrictions, each require the affirmative vote of the lesser of: (i) more than 50% of the outstanding shares of the Fund; or (ii) 67% or more of the outstanding shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy.

Abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on Proposal 1, which requires a plurality of the Fund's shares present and voting, but will have the same effect as a vote "against" Sub-proposals 2(a)-2(g) and Proposal 3.

REVOCATION OF PROXY. You may end the power of the proxy holders to vote your shares by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or
(iv) calling the toll free number provided or contacting the Trust's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

A list of shareholders of each Fund entitled to be present and vote at the Meeting will be available at the offices of McMorgan & Company LLC for an inspection by any shareholder during regular business hours for ten business days prior to the Meeting.

ADJOURNMENT. In the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve a Proposal, the Meeting may be adjourned to permit further solicitation of proxies. The presiding officer of the Fund for the Meeting or the affirmative vote of a majority of the persons designated as proxies may adjourn the Meeting to permit further solicitation of proxies or for other reasons consistent with Delaware law and the Trust's Declaration of Trust and By-Laws. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote on questions of adjournment.

SHAREHOLDER PROPOSALS AND DISCRETION OF PERSONS NAMED IN THE PROXY. The Trust is not required, and does not intend, to hold regular annual shareholders' meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next shareholders' meeting should send their written proposals to the Trust's offices, One Bush Street, Suite 800, San Francisco, CA 94104, so they are received within a reasonable time before any such meeting. No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters in accordance with the views of management.

RECEIPT OF SHAREHOLDER PROPOSALS. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting, if any; and if so, shareholders will be notified. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in the Trust's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

OTHER BUSINESS. The Trust does not know of any other matter that will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, telephone or Internet vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.

Management of the Trust does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

IF YOU ARE UNABLE TO ATTEND THE MEETING IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.



                                             By Order of the Board of Trustees,


                                             Deane A. Nelson
                                             Secretary

San Francisco, CA
May 31, 2004

                                                                       Exhibit A
                                                                       ---------

                                BOARD OF TRUSTEES

                                 MCMORGAN TRUSTS

                   NOMINATING AND GOVERNANCE COMMITTEE CHARTER


Nominating and Governance Committee Membership

The Nominating and Governance Committee (the "Committee") shall be composed entirely of Trustees ("Independent Trustees") who are not "interested" persons of McMorgan Funds (the "Trust") as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act").

Board Nominations and Functions

1. The Committee shall evaluate the qualifications of all Trustee candidates for Board membership.

    a. Independent Trustees. The Committee shall select and nominate all persons for election or appointment as Independent Trustees of the Trust. In connection with an Independent Trustee candidate, the Committee shall evaluate the candidate's independence from the investment adviser and sub-advisors to the Trust and the Trust's principal service providers. The Committee shall take steps to obtain information about the qualifications of candidates for Independent Trustee from a variety of sources and references, including any oral or written information or other input provided by the investment adviser.

    b. Interested Trustees. The Committee shall review the qualifications of any candidate for Interested Trustee nominated by the investment adviser or other person or entity ("Nominator") and provide the Nominator with the Committee's oral or written evaluation of such candidate.

2. At least annually, the Committee shall evaluate the performance of the Board of Trustees taking into account such factors as it may deem appropriate, including Trustee attendance at Board and Committee meetings; preparation for and participation in Board and Committee meetings; and diligence in keeping abreast of industry and regulatory developments. The Committee shall also consider the effect of any relationships, including but not limit to, those delineated in the 1940 Act, that might impair independence of Independent Trustees, e.g., business, financial or family relationships with managers or service providers. In carrying out these responsibilities, the Committee shall supervise the distribution and the review of annual questionnaires to all Trustees to obtain information as to business, financial and family relationships, if any, with the Trust's investment manager, sub-advisors, principal underwriter and other service providers and their affiliates.

3. The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

4. The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

5. The Committee shall periodically review Trustee compensation with the advice and/or recommendations of Trust management and shall recommend any appropriate changes to the Independent Trustees as a group.

Committee Nominations and Functions

1. The Committee shall make nominations for membership on all committees of the Board of Trustees and shall review committee assignments at least annually.

2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board of Trustees.

Other Powers and Responsibilities

1. The Committee shall monitor the performance of legal counsel employed by the Trust and the Independent Trustees, and shall be responsible for the supervision of counsel for the Independent Trustees.

2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate portfolio(s) of the Trust.

3. The Committee may request, and Trust management shall provide, such information and analyses and access to Trust officers, agents, representatives and service providers, including the investment manager, as shall be reasonably necessary for the Committee to carry out its responsibilities.

4. The authority, powers and rights of the Committee as described in this Charter are not intended and shall not operate to reduce, restrict or limit in any manner whatsoever the authority, powers and rights which are granted to the Board of Trustees and Committees thereof, including the Committee, under the Declaration of Trust or By-laws of the Trust. In the event of any inconsistency between this Charter and either of such organizational documents, the provisions of the latter shall be given precedence.

5. At any meeting of the Committee, a majority of the Independent Trustees on the Committee shall constitute a quorum. Any action may be taken at a meeting by a vote of a majority of the Independent Trustees present.

6. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.


Dated:   May 4, 2004

FORM OF PROXY CARD

                      MCMORGAN PRINCIPAL PRESERVATION FUND
                               ----------------------

                        SPECIAL MEETING OF SHAREHOLDERS
             PROXY SOLICITATION ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned holder of shares of the McMorgan Fund listed above (the "Fund') hereby appoints Robert M. Hirsch and Teresa Matzelle, with full power of substitution and revocation, each as proxy to represent the undersigned at the Special Meeting of Shareholders (the "Meeting") to be held at the offices of McMorgan & Company LLC, One Bush Street, Suite 800, San Francisco, CA 94104 on August 24, 2004, at 9:00 a.m., Pacific time, and any and all adjournments thereof at which time the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

VOTE THIS PROXY CARD TODAY!

Your prompt response will save the expense of additional mailings.

VOTE BY TOUCH-TONE PHONE OR BY MAIL

CALL -      To vote by phone, call toll-free 800-317-8028 and follow the recorded instructions
MAIL -      Return the signed proxy card in the enclosed envelope.


THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO THE BE HELD ON AUGUST 24, 2004.

Note: Please sign this Proxy exactly as your name or names appear on the books of McMorgan Funds. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each holder must sign.


Dated: __________________, 2004



______________________________________
Shareholder Signature


______________________________________
Co-owner Signature (if applicable)


PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE PAID ENVELOPE.

McMorgan Funds


THE BOARD OF TRUSTEES OF THE MCMORGAN FUNDS RECOMMENDS A VOTE FOR EACH OF THE
FOLLOWING:                                                    ---

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
  [X]  PLEASE DO NOT USE FINE POINT PENS

1. To elect four Trustees of the Funds ("PROPOSAL 1")

01) Walter B. Rose; 02) Kenneth I. Rosenblum; 03) Robert C. Daney;
04) Mark R. Taylor*

* interested Trustees

               [__] FOR ALL

               [__] WITHHOLD ALL

               [__] FOR ALL EXCEPT

_______________________


INSTRUCTION: To withhold authority to vote for one or more (but not all) nominees, mark "FOR ALL EXCEPT" and write the nominee number(s) and/ or name(s) on the line above.

2. To amend each Fund's fundamental investment restrictions ("PROPOSAL 2")

         (a) To amend each Fund's investment restriction concerning lending;

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

         (b) To amend each Fund's investment restriction concerning borrowing;

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

         (c) To amend each Fund's investment restriction concerning commodities;

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

         (d) To amend each Fund's investment restriction concerning senior securities;

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

3. To approve the elimination of certain of the Funds' fundamental investment restrictions ("PROPOSAL 3").


IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE PROPOSALS.
                                                       ---

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

FORM OF PROXY CARD

                     MCMORGAN INTERMEDIATE FIXED INCOME FUND
                             ----------------------

                        SPECIAL MEETING OF SHAREHOLDERS
             PROXY SOLICITATION ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned holder of shares of the McMorgan Fund listed above (the "Fund') hereby appoints Robert M. Hirsch and Teresa Matzelle, with full power of substitution and revocation, each as proxy to represent the undersigned at the Special Meeting of Shareholders (the "Meeting") to be held at the offices of McMorgan & Company LLC, One Bush Street, Suite 800, San Francisco, CA 94104 on August 24, 2004, at 9:00 a.m., Pacific time, and any and all adjournments thereof at which time the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

VOTE THIS PROXY CARD TODAY!

Your prompt response will save the expense of additional mailings.

VOTE BY TOUCH-TONE PHONE OR BY MAIL

CALL -      To vote by phone, call toll-free 800-317-8028 and follow the recorded instructions
MAIL -      Return the signed proxy card in the enclosed envelope.


THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO THE BE HELD ON AUGUST 24, 2004.

Note: Please sign this Proxy exactly as your name or names appear on the books of McMorgan Funds. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each holder must sign.


Dated: __________________, 2004



______________________________________
Shareholder Signature


______________________________________
Co-owner Signature (if applicable)


PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE PAID ENVELOPE.

McMorgan Funds


THE BOARD OF TRUSTEES OF THE MCMORGAN FUNDS RECOMMENDS A VOTE FOR EACH OF THE
FOLLOWING:                                                    ---

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
  [X]  PLEASE DO NOT USE FINE POINT PENS

1. To elect four Trustees of the Funds ("PROPOSAL 1")

01) Walter B. Rose; 02) Kenneth I. Rosenblum; 03) Robert C. Daney;
04) Mark R. Taylor*

* interested Trustees

               [__] FOR ALL

               [__] WITHHOLD ALL

               [__] FOR ALL EXCEPT

_______________________


INSTRUCTION: To withhold authority to vote for one or more (but not all) nominees, mark "FOR ALL EXCEPT" and write the nominee number(s) and/ or name(s) on the line above.

2. To amend each Fund's fundamental investment restrictions ("PROPOSAL 2")

         (a) To amend each Fund's investment restriction concerning lending;

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

         (b) To amend each Fund's investment restriction concerning borrowing;

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

         (c) To amend each Fund's investment restriction concerning commodities;

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

         (d) To amend each Fund's investment restriction concerning senior securities;

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

3. To approve the elimination of certain of the Funds' fundamental investment restrictions ("PROPOSAL 3").


IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE PROPOSALS.
                                                       ---

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

FORM OF PROXY CARD

                           MCMORGAN FIXED INCOME FUND
                             ----------------------

                        SPECIAL MEETING OF SHAREHOLDERS
             PROXY SOLICITATION ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned holder of shares of the McMorgan Fund listed above (the "Fund') hereby appoints Robert M. Hirsch and Teresa Matzelle, with full power of substitution and revocation, each as proxy to represent the undersigned at the Special Meeting of Shareholders (the "Meeting") to be held at the offices of McMorgan & Company LLC, One Bush Street, Suite 800, San Francisco, CA 94104 on August 24, 2004, at 9:00 a.m., Pacific time, and any and all adjournments thereof at which time the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

VOTE THIS PROXY CARD TODAY!

Your prompt response will save the expense of additional mailings.

VOTE BY TOUCH-TONE PHONE OR BY MAIL

CALL -      To vote by phone, call toll-free 800-317-8028 and follow the recorded instructions
MAIL -      Return the signed proxy card in the enclosed envelope.


THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO THE BE HELD ON AUGUST 24, 2004.

Note: Please sign this Proxy exactly as your name or names appear on the books of McMorgan Funds. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each holder must sign.


Dated: __________________, 2004



______________________________________
Shareholder Signature


______________________________________
Co-owner Signature (if applicable)


PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE PAID ENVELOPE.

McMorgan Funds


THE BOARD OF TRUSTEES OF THE MCMORGAN FUNDS RECOMMENDS A VOTE FOR EACH OF THE
FOLLOWING:                                                    ---

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
  [X]  PLEASE DO NOT USE FINE POINT PENS

1. To elect four Trustees of the Funds ("PROPOSAL 1")

01) Walter B. Rose; 02) Kenneth I. Rosenblum; 03) Robert C. Daney;
04) Mark R. Taylor*

* interested Trustees

               [__] FOR ALL

               [__] WITHHOLD ALL

               [__] FOR ALL EXCEPT

_______________________


INSTRUCTION: To withhold authority to vote for one or more (but not all) nominees, mark "FOR ALL EXCEPT" and write the nominee number(s) and/ or name(s) on the line above.

2. To amend each Fund's fundamental investment restrictions ("PROPOSAL 2")

         (a) To amend each Fund's investment restriction concerning lending;

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

         (b) To amend each Fund's investment restriction concerning borrowing;

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

         (c) To amend each Fund's investment restriction concerning commodities;

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

         (d) To amend each Fund's investment restriction concerning senior securities;

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

3. To approve the elimination of certain of the Funds' fundamental investment restrictions ("PROPOSAL 3").


IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE PROPOSALS.
                                                       ---

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

FORM OF PROXY CARD

                             MCMORGAN BALANCED FUND
                             ----------------------

                        SPECIAL MEETING OF SHAREHOLDERS
             PROXY SOLICITATION ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned holder of shares of the McMorgan Fund listed above (the "Fund') hereby appoints Robert M. Hirsch and Teresa Matzelle, with full power of substitution and revocation, each as proxy to represent the undersigned at the Special Meeting of Shareholders (the "Meeting") to be held at the offices of McMorgan & Company LLC, One Bush Street, Suite 800, San Francisco, CA 94104 on August 24, 2004, at 9:00 a.m., Pacific time, and any and all adjournments thereof at which time the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

VOTE THIS PROXY CARD TODAY!

Your prompt response will save the expense of additional mailings.

VOTE BY TOUCH-TONE PHONE OR BY MAIL

CALL -      To vote by phone, call toll-free 800-317-8028 and follow the recorded instructions
MAIL -      Return the signed proxy card in the enclosed envelope.


THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO THE BE HELD ON AUGUST 24, 2004.

Note: Please sign this Proxy exactly as your name or names appear on the books of McMorgan Funds. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each holder must sign.


Dated: __________________, 2004



______________________________________
Shareholder Signature


______________________________________
Co-owner Signature (if applicable)


PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE PAID ENVELOPE.

McMorgan Funds


THE BOARD OF TRUSTEES OF THE MCMORGAN FUNDS RECOMMENDS A VOTE FOR EACH OF THE
FOLLOWING:                                                    ---

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
  [X]  PLEASE DO NOT USE FINE POINT PENS

1. To elect four Trustees of the Funds ("PROPOSAL 1")

01) Walter B. Rose; 02) Kenneth I. Rosenblum; 03) Robert C. Daney;
04) Mark R. Taylor*

* interested Trustees

               [__] FOR ALL

               [__] WITHHOLD ALL

               [__] FOR ALL EXCEPT

_______________________


INSTRUCTION: To withhold authority to vote for one or more (but not all) nominees, mark "FOR ALL EXCEPT" and write the nominee number(s) and/ or name(s) on the line above.

2. To amend each Fund's fundamental investment restrictions ("PROPOSAL 2")

         (a) To amend each Fund's investment restriction concerning lending;

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

         (b) To amend each Fund's investment restriction concerning borrowing;

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

         (c) To amend each Fund's investment restriction concerning commodities;

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

         (d) To amend each Fund's investment restriction concerning senior securities;

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

3. To approve the elimination of certain of the Funds' fundamental investment restrictions ("PROPOSAL 3").


IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE PROPOSALS.
                                                       ---

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

FORM OF PROXY CARD

                         MCMORGAN EQUITY INVESTMENT FUND
                             ----------------------

                        SPECIAL MEETING OF SHAREHOLDERS
             PROXY SOLICITATION ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned holder of shares of the McMorgan Fund listed above (the "Fund') hereby appoints Robert M. Hirsch and Teresa Matzelle, with full power of substitution and revocation, each as proxy to represent the undersigned at the Special Meeting of Shareholders (the "Meeting") to be held at the offices of McMorgan & Company LLC, One Bush Street, Suite 800, San Francisco, CA 94104 on August 24, 2004, at 9:00 a.m., Pacific time, and any and all adjournments thereof at which time the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

VOTE THIS PROXY CARD TODAY!

Your prompt response will save the expense of additional mailings.

VOTE BY TOUCH-TONE PHONE OR BY MAIL

CALL -      To vote by phone, call toll-free 800-317-8028 and follow the recorded instructions
MAIL -      Return the signed proxy card in the enclosed envelope.


THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO THE BE HELD ON AUGUST 24, 2004.

Note: Please sign this Proxy exactly as your name or names appear on the books of McMorgan Funds. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each holder must sign.


Dated: __________________, 2004



______________________________________
Shareholder Signature


______________________________________
Co-owner Signature (if applicable)


PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE PAID ENVELOPE.

McMorgan Funds


THE BOARD OF TRUSTEES OF THE MCMORGAN FUNDS RECOMMENDS A VOTE FOR EACH OF THE
FOLLOWING:                                                    ---

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
  [X]  PLEASE DO NOT USE FINE POINT PENS

1. To elect four Trustees of the Funds ("PROPOSAL 1")

01) Walter B. Rose; 02) Kenneth I. Rosenblum; 03) Robert C. Daney;
04) Mark R. Taylor*

* interested Trustees

               [__] FOR ALL

               [__] WITHHOLD ALL

               [__] FOR ALL EXCEPT

_______________________


INSTRUCTION: To withhold authority to vote for one or more (but not all) nominees, mark "FOR ALL EXCEPT" and write the nominee number(s) and/ or name(s) on the line above.

2. To amend each Fund's fundamental investment restrictions ("PROPOSAL 2")

         (a) To amend each Fund's investment restriction concerning lending;

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

         (b) To amend each Fund's investment restriction concerning borrowing;

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

         (c) To amend each Fund's investment restriction concerning commodities;

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

         (d) To amend each Fund's investment restriction concerning senior securities;

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

3. To approve the elimination of certain of the Funds' fundamental investment restrictions ("PROPOSAL 3").


IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE PROPOSALS.
                                                       ---

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

FORM OF PROXY CARD

                            MCMORGAN HIGH YIELD FUND
                                   ----------

                        SPECIAL MEETING OF SHAREHOLDERS
             PROXY SOLICITATION ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned holder of shares of the McMorgan Fund listed above (the "Fund') hereby appoints Robert M. Hirsch and Teresa Matzelle, with full power of substitution and revocation, each as proxy to represent the undersigned at the Special Meeting of Shareholders (the "Meeting") to be held at the offices of McMorgan & Company LLC, One Bush Street, Suite 800, San Francisco, CA 94104 on August 24, 2004, at 9:00 a.m., Pacific time, and any and all adjournments thereof at which time the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

VOTE THIS PROXY CARD TODAY!

Your prompt response will save the expense of additional mailings.

VOTE BY TOUCH-TONE PHONE OR BY MAIL

CALL -        To vote by phone, call toll-free 800-317-8028 and follow the recorded instructions
MAIL -        Return the signed proxy card in the enclosed envelope.


THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO THE BE HELD ON AUGUST 24, 2004.

Note: Please sign this Proxy exactly as your name or names appear on the books of McMorgan Funds. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each holder must sign.


Dated: __________________, 2004


______________________________________
Shareholder Signature


______________________________________
Co-owner Signature (if applicable)

PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE PAID ENVELOPE.


McMorgan Funds


THE BOARD OF TRUSTEES OF THE MCMORGAN FUNDS RECOMMENDS A VOTE FOR EACH OF THE
FOLLOWING:                                                    ---

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
  [X]  PLEASE DO NOT USE FINE POINT PENS

1. To elect four Trustees of the Funds ("PROPOSAL 1")

01) Walter B. Rose; 02) Kenneth I. Rosenblum; 03) Robert C. Daney;
04) Mark R. Taylor*

* interested Trustees

               [__] FOR ALL

               [__] WITHHOLD ALL

               [__] FOR ALL EXCEPT

_________________________________


INSTRUCTION: To withhold authority to vote for one or more (but not all) nominees, mark "FOR ALL EXCEPT" and write the nominee number(s) and/ or name(s) on the line above.



2. To amend each Fund's fundamental investment restrictions ("PROPOSAL 2")

         (a) To amend each Fund's investment restriction concerning lending;

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

         (b) To amend each Fund's investment restriction concerning borrowing;

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

         (c) To amend each Fund's investment restriction concerning commodities;

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

         (d) To amend each Fund's investment restriction concerning senior securities;

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

         (e) To amend the High Yield Fund's investment restriction concerning real estate;

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

         (f) To amend the High Yield Fund's investment restriction concerning concentration;

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

         (g) To amend the High Yield Fund's investment restriction concerning underwriting;

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]


3. To approve the elimination of certain of the Funds' fundamental investment restrictions ("PROPOSAL 3").


IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE PROPOSALS.
                                                       ---

As to any other matter, said attorneys shall vote in accordance with their best judgment.


THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.